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                                                                    EXHIBIT 10.5


                                 STANDARD LEASE
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TITLE                                                                               PAGE
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
ARTICLE 1. Basic Provisions and Certain Defined Lease............................... 1

ARTICLE 2. Granting Clause.......................................................... 2

ARTICLE 3. Construction and Acceptance of Leased Premises........................... 3

ARTICLE 4. Rent..................................................................... 4

ARTICLE 5. Use and Care of Premises................................................. 5

ARTICLE 6. Maintenance and repair of Premises and Alterations....................... 6

ARTICLE 7. Landlord's Right of Access............................................... 8

ARTICLE 8. Signs; Store Fronts; Roof................................................ 8

ARTICLE 9. Utilities................................................................ 8

ARTICLE 10. Insurance............................................................... 9

ARTICLE 11. Non-Liability for Certain Damages...................................... 11

ARTICLE 12. Damage by Casualty..................................................... 12

ARTICLE 13. Condemnation........................................................... 13

ARTICLE 14. Assignment and Subletting.............................................. 13

ARTICLE 15. Property Taxes and Assessments......................................... 15

ARTICLE 16. Defaults and Remedies.................................................. 16

ARTICLE 17. Landlord's Lien........................................................ 19

ARTICLE 18. Surrender and Holding Over............................................. 20

ARTICLE 19. Subordination, Attornment and Estoppel................................. 21

ARTICLE 20. Operating Costs and C.A.M.............................................. 21

ARTICLE 21. Notices................................................................ 23

ARTICLE 22. Miscellaneous.......................................................... 24
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EXHIBITS

A     Leased Premises Site Plan

B     Development Legal Description

C     Construction Rider

D     Lease Guaranty Agreement

E     Environmental/Hazardous Waste Agreement

F     Building Rules and Regulations

G     Tenant Information

THE SUBMISSION OF THIS STANDARD LEASE FOR EXAMINATION BY TENANT AND/OR EXECUTION THEREOF BY TENANT DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR THE LEASED PREMISES AND THIS LEASE SHALL BECOME EFFECTIVE ONLY UPON EXECUTION BY ALL PARTIES HERETO AND DELIVERY OF A FULLY EXECUTED COUNTERPART HEREOF BY LANDLORD TO TENANT.

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                                 STANDARD LEASE

     This Standard Lease ("Lease") is entered into by and between the undersigned Landlord and Tenant on this the 27th day of May, 2001, in accordance with the terms and conditions hereinafter set forth.


     ARTICLE 1. BASIC PROVISIONS AND CERTAIN DEFINED LEASE

     1.1. When used herein, the following terms shall have the indicated meanings:

          A.   "Landlord": Investors Equity Fund, Inc.

          B.   "Landlord's Agent": TNRG Property Services, Inc.
               Address of Landlord's Agent: 17449 Village Green Dr. Houston, TX, 77040

          C.   "Tenant": Amorphous Technologies International
               Billing Address of Tenant: 16621 West Hardy,
               Houston. Texas 77060

          D. "Leased Premises": Approximately 5,993 square feet in a building located at 16621 West Hardy, Houston, Texas 77060, which is 5.8% (the "Tenant's Proportionate Share") of the Development. The Leased Premises being shown and outlined in red on the floor plan attached hereto as EXHIBIT "A" (if not attached hereto on the date hereof, EXHIBIT "A" shall be attached at a later date prior to the Commencement Date) and being a part of the Development.

          E. "Development": The real property described in EXHIBIT "B", and all improvements thereon, together with such additions and extensions as Landlord may, from time to time, designate as included within the Development.

          F. "Lease Term": Beginning on the Commencement Date and expiring on the Termination Date.

          G.   "Commencement Date": October 1, 1998 (unless modified under
               Article 3).

          H. "Termination Date" shall mean forty-eight (48) months from the Commencement Date, except that in the event the Commencement Date is a date other than the first day of a calendar month, the Lease Term shall extend for said number of months in addition to the remainder of the calendar month following the Commencement Date.

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          I.   "Rent":

               (1) Total Base Rental $119,380.56 (does not include C.A.M. charges) payable in monthly installments of:

               10-01-1998 to 09-31-2000      $2,397.20     ($.40/psf) per month
               10-01-2000 to 09-31-2001      $2,517.06     ($.42/psf) per month
               10-01-2001 to 09-31-2002      $2,636.92     ($.44/psf) per month

               (2) Estimated C.A.M. charges are $.03 per square foot per month to be calculated and adjusted pursuant to Section 20.2.

               (3) Tenant shall pay, as additional rental, Tenant's Proportionate Share of Operating Costs in excess of $1,116 per square foot per year as detailed in Article 20.

          J.   "Prepaid Rent": $2,576.99

          K.   "Security Deposit": $2,816.71

          L.   "Permitted Use": Office Use and Storage

          M.   "Real Estate Broker": The National Realty Group, Inc.

          N.   "Lease Guarantor": N/A

     1.2. Each of the foregoing Basic Provisions and Certain Defined Lease Terms shall be construed in conjunction with the references thereto contained in the other provisions of this Lease and shall be limited by such other provisions. Each reference in this Lease to any of the foregoing Basic Provisions and Certain Defined Lease Terms shall be construed to incorporate each term set forth above.


                           ARTICLE 2. GRANTING CLAUSE

     2.1. In consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord the Leased Premises for the Lease Term commencing on the Commencement Date and ending on the Termination Date, unless sooner terminated in accordance with the terms and conditions set forth below.

     2.2. EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE, TENANT ACKNOWLEDGES THAT LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE CONDITION OF THE LEASED PREMISES, EITHER EXPRESS OR IMPLIED, AND LANDLORD EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, MARKETABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

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            ARTICLE 3. CONSTRUCTION AND ACCEPTANCE OF LEASED PREMISES

     3.1. The Leased Premises shall be constructed in accordance with the Construction Rider attached as EXHIBIT "C".

     3.2. Tenant acknowledges that (a) it has inspected and accepts the Leased Premises, specifically including the existing leasehold improvements that will remain and benefit Tenant (b) the buildings and improvements comprising the Leased Premises are suitable for the purposes for which they are leased, (c) the Leased Premises are in rood and satisfactory condition, and (d) no representation as to the repair of the Leased Premises, nor promises to alter, remodel or improve the Leased Premises have been made by Landlord, unless otherwise expressly set forth in the Construction Rider.

     3.3. If this Lease is executed before the Leased Premises become vacant or otherwise available and ready for occupancy, or if any present Tenant or occupant of the Leased Premises holds over, and Landlord cannot acquire possession of the Leased Premises prior to the Commencement Date, Landlord shall not be deemed to be in default hereunder and Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same, which date shall be deemed the Commencement Date and Landlord hereby waives payment of Rent covering any period prior to the tendering of possession to Tenant hereunder.

     3.4. In determining the floor area of the Leased Premises, distance shall measured from the exterior face of all exterior walls and the center of all partition walls which separate the Leased Premises from any interior area.

     3.5. Landlord and Tenant further agree that Tenant's obligations, privileges, covenants and agreements contained in this Lease shall be operative and effective regardless of whether the Leased Premises are ever occupied by Tenant and whether or not this Lease is fully exhibited. If Tenant fails to occupy the Leased Premises for any reason after substantial completion of any improvements constructed in accordance with the Construction Rider, or if Tenant whether constructively or actively prevents or hinders Landlord from constructing the improvements contemplated by the Construction Rider, this Lease shall be deemed to have been commenced automatically and the Commencement Date shall be deemed to be the date on which the improvements would have been completed in Landlord's sole, but reasonable judgment, but for such hindrance or prevention by Tenant.

     3.6. Provided that Tenant obtains and delivers to Landlord the certificates or policies of insurance called for in Article 10, Landlord, in its sole discretion, may permit Tenant and its employees, agents, contractors and suppliers to enter the Leased Premises prior to the Commencement Date (and such entry alone, shall not constitute Tenant's taking possession of the Leased Premises for the purpose of this Article 3) to prepare the Leased Premises for Tenant's occupancy. Tenant and each other person or firm who or which enters the Leased Premises before the Commencement Date shall conduct itself so as to not interfere with Landlord or other occupants of the Development. Landlord may withdraw any permission granted pursuant to this Section upon 24 hours notice to Tenant if Landlord, in its sole discretion, determines that any such interference has been or may be caused. Any prior entry shall be under all of the terms of this Lease (other than the obligation to pay Rent) and at Tenant's sole risk.

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Landlord shall not be liable in any way for personal injury, death or property damage (including damage to any personal property which Tenant may bring into, or any work which Tenant may perform in, the Leased Premises) which may occur in or about the Development by Tenant or such other person or firm as a result of any prior entry.


                                 ARTICLE 4. RENT

     4.1. Rental shall accrue hereunder from the Commencement Date and shall be payable at the address of Landlord's Agent or such other place as Landlord shall designate in writing to Tenant. Landlord hereby acknowledges receipt from Tenant of the Prepaid Rent stated in Section 1.1(I) above, to be applied to the first accruing installments of Rent.

     4.2. Tenant shall pay to Landlord the Rent in monthly installments in the amounts specified in Section 1.1(I) above, without demand, deduction or setoff. The first monthly installment of Rent shall be due and payable on or before the Commencement Date, and installments in the respective amounts specified in
Section 1.1(1) shall be due and payable on or before the first day of each succeeding calendar month during the Lease Term; provided, that if the Commencement Date should fall on a date other than the first day of a calendar month, there shall be due and payable on or before the Commencement Date, as rental for the balance of the calendar month during which the Commencement Date shall fall, a sum equal to that proportion of the Rent specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month, and all succeeding installments of Rent shall be payable in the respective amounts specified in Section 1.1(H) on or before the first day of each succeeding calendar month during the Lease Term.

     4.3. Tenant agrees to deposit with Landlord on the date hereof the Security Deposit which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under this Lease. It being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default, Landlord may use all or part of the Security Deposit to pay past due Rent or other payments due Landlord under this Lease, and the cost o an o her damage, injury, expense or liability caused by such Event of Default without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease; provided, however, should the Lease terminate, as herein provided, during the middle of any year, Landlord shall be permitted to retain the Security Deposit to secure the payment of any and all amounts of Rent escalations, which are provided for in this Lease, which might be due for the Tenant's pro-rata portion of the year that Tenant had occupied the Leased Premises. The Security Deposit shall be promptly returned to Tenant if Landlord determines that no escalations are due by the Tenant for such year. If Tenant owes any such escalations, the same shall be deducted from the Security Deposit, and the balance thereof, if any, remitted to the Tenant.

     4.4. Should Landlord fail to receive any Rent due under this Lease within five (5) days after such payment is due, Tenant agrees to pay Landlord as a late charge, ten percent (10%) of

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any such payment in order to compensate Landlord for expenses incurred for processing late payments.

     4.5. Tenant agrees to furnish to Landlord, concurrently with the execution of this Lease, a Lease Guaranty Agreement in the form attached as EXHIBIT "D" executed by the Lease Guarantor.


                       ARTICLE 5. USE AND CARE OF PREMISES

     5.1. The Leased Premises shall be used only for the purpose stated in
Section 1.1(L). Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Leased Premises, all at Tenant's sole expense. Tenant shall take care of the Leased Premises and not permit any unreasonably objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Leased Premises and not take any other action which would constitute a nuisance or would unreasonably disturb or endanger any other tenants of the Development or unreasonably interfere with such Tenant's use of their respective leased premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material, or substance which is explosive, highly inflammable or hazardous waste. Tenant will not permit the Leased Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would (a) render the insurance thereon void or the insurance risk more hazardous; (b) cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits; or (c) increase the fire and extended coverage insurance rate on the building or structure of which the Leased Premises are a part or its contents. If any increase in the fire and extended coverage insurance premiums paid by Landlord for the building in which Tenant occupies space is caused by Tenant's use and occupancy of the Leased Premises, or if Tenant vacates the Leased Premises and causes an increase in such premiums, then Tenant shall pay to Landlord as additional rental the amount of such increase.

     5.2. Tenant shall, at its own expense, comply with all laws, orders, and requirements of all governmental entities with reference to the use and occupancy of the Leased Premises. Tenant and Tenant's agents, employees and invitees shall fully comply with any rules and regulations governing the use of the buildings or other improvements to the Leased Premises as required by Landlord. Landlord may make reasonable changes in its Building Rules and Regulations from time to time as deemed advisable for the safety, care and cleanliness of the Leased Premises, provided same are in writing and are not in conflict with this Lease.

     5.3. In the event the Leased Premises constitute a portion of a multiple occupancy building, Tenant and its employees, agents, customers, invitees, and/or licensees shall have the right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other lessees. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Tenant shall, at its own cost and expense, keep its employees, agents, customers, invitees, and/or licensees from parking on any streets running through or contiguous to the Development or any other areas as designated by Landlord. Tenant hereby consents to the removal of any vehicle in violation of the foregoing designated areas of parking as established by Landlord.

     5.4. Tenant agrees to comply with the terms, covenants and provisions of the Environmental/Hazardous Waste Agreement which is attached as EXHIBIT "E".


                      ARTICLE 6. MAINTENANCE AND REPAIR OF
                            PREMISES AND ALTERATIONS

     6.1. Landlord, at its own cost and expense, shall keep the foundation, exterior walls (except plate glass, windows, doors, door closure devises, window and door frames, molding, locks and hardware, and interior painting or other interior treatments of exterior walls), and roof of the Leased Premises in good repair; except that Landlord shall not be required to make any repairs occasioned by an act of willful negligence by Tenant, its employees, subtenants, licensees and concessionaires. In the event that the Leased Premises should become in need of repairs required to be made by the Landlord, Tenant shall give immediate notice thereof to Landlord, and Landlord shall proceed with reasonable diligence to make such repairs. Landlord's obligation to maintain the aforementioned items shall be limited solely to the cost of such repairs or maintenance or the curing of any defect in the same.

     6.2. Landlord shall perform the paving maintenance, common area and landscape replacement and maintenance, exterior painting, common water and sewage line plumbing, and any other common maintenance items and Tenant shall be liable for Tenant's Proportionate Share of the cost and expense of such repair, replacement, and maintenance. Landlord reserves the right to perform any obligations that are otherwise Tenant's obligations in Paragraph 6.4, in which event Tenant shall promptly reimburse Landlord for the entirety of the costs of such performance.

     6.3. Landlord reserves the right to alter or modify the building of which the Leased Premises are a part and/or common areas associated therewith, when such alterations or modifications are required by governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA"), in which event Tenant shall be liable for Tenant's Proportionate Share of such cost. If such modification is a capital modification for the general benefit of the Development, and is required regardless of Tenant's particular use of the Leased Premises, then the cost shall be an Operating Cost allocated over the lesser of five (5) years or the useful life of the modification. Notwithstanding the foregoing, if such modification is predicated by Tenant's particular use of the Leased Premises or is principally for the benefit of Tenant (and not other lessees of the Development) the cost shall be borne entirely by Tenant and Tenant shall reimburse Landlord for same promptly upon demand.

     6.4. Tenant shall keep the Leased Premises in a good and clean condition and shall at its sole cost, and expense make all needed repairs and replacements, including replacement of cracked or broken glass, any special store front, windows, doors, heating system, plumbing work, pipes and fixtures, air-conditioning equipment, and the interior of the building generally and other improvements of the Tenant on the Development outside the Leased Premises, together with such repairs, replacements and alterations required by any governmental authority; except for repairs and replacements required to be made by Landlord under the provisions of this Article 6 and Article 12. Tenant shall also make all necessary repairs and replacements of its fixtures required for the proper conduct of its business and any damage due to vandalism or malicious mischief. If any repairs required to be made by Tenant hereunder are not initiated and pursued diligently within ten (10) days after notice is delivered to Tenant by Landlord, Landlord may at its option make such repairs, and Tenant shall pay to Landlord upon demand as additional rental hereunder the reasonable cost of such repairs. At the expiration or earlier termination of this Lease, Tenant shall surrender the Leased Premises, including all improvements located thereon (except as otherwise provided in Section 6.6) in good condition, reasonable wear and tear excepted. Landlord agrees to afford to Tenant the benefit of any guaranties or warranties of third parties which may be applicable to air-conditioning equipment and other machinery and equipment installed by Landlord in the Leased Premises, without recourse upon Landlord.

     6.5. Tenant, at its own cost and expense, shall enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor approved by Landlord or servicing all hot water, heating and air conditioning systems and equipment within the Leased Premises. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective and a copy thereof delivered to Landlord within thirty (30) days of the date Tenant takes possession of the Leased Premises.

     6.6. Tenant shall not make any openings in the roof or exterior walls, nor make any alterations, additions, or improvements to the Leased Premises without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), except for the installation of unattached removable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Leased Premises. All alterations, additions, improvements and fixtures (other than unattached, movable trade fixtures and equipment which may be made or installed by either party hereto) upon the Leased Premises, including, but not limited to, the HVAC system, pipes, paneling or other wall covering, any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor of the Leased Premises, shall remain upon and be surrendered with the Leased Premises and become the property of Landlord at the expiration or earlier termination of this Lease, all without credit or compensation to Tenant unless Landlord requests their removal, in which event Tenant shall remove the same and restore the Leased Premises to its original condition at Tenant's sole cost and expense. All plumbing or other electrical wiring connections exposed as result of the removal of Tenant's removable trade fixtures, shall be kept by Tenant in a safe and workmanlike manner.

     6.7. All construction work done by Tenant within the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Development. Without limitation on the generality of the foregoing, Landlord shall have the right to require that such work be performed in accordance with rules and regulations which Landlord may from time to time reasonably prescribe. All costs of such work shall be paid promptly so as to prevent the assertion of any liens for labor or materials. Tenant agrees to indemnify Landlord and hold

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Landlord harmless against any loss, liability or damage resulting from such work and Tenant shall, if requested by Landlord, furnish a reasonable bond or other security satisfactory to Landlord against any such loss, liability or damage. Whenever Tenant proposes to do any construction work within the Leased Premises, it shall first furnish to Landlord plans and specifications in such detail as Landlord may request covering all such work. Such plans and specifications shall comply with such requirements as Landlord may from time to time reasonably prescribe for construction within the Development. In no event shall any construction work be commenced within the Leased Premises without Landlord's written approval of such plans and specifications, which consent shall not be unreasonably withheld or delayed.


                      ARTICLE 7. LANDLORD'S RIGHT OF ACCESS

     7.1. Landlord, its employees, contractors, agents and representatives, shall have the right to enter upon the Leased Premises during normal business hours, unless for emergency reasons, for the purpose of inspecting the same, or of making repairs or additions to the Leased Premises, or of making repairs, alterations, or additions to adjacent premises, or of showing the Leased Premises to prospective purchasers, tenants or lenders. In an emergency, Landlord (or such other persons and firms) may use any means to open any door into or in the Leased Premises without any liability therefor.


                      ARTICLE 8. SIGNS; STORE FRONTS; ROOF

     8.1. Tenant shall not, without Landlord's prior written consent,, which consent shall not be unreasonably withheld or delayed, (a) install outside the interior surface of the perimeter walls of the Leased Premises any lighting or awnings, or any decorations or paintings, (b) install any drapes, blinds, shades, or other coverings on display windows and entrance doors, or (c) erect or install any signs, window or door lettering, placards, decorations, or advertising media or any type which can be viewed from outside of the Leased Premises. All signs and graphics shall conform to the sign criteria established by Landlord for the Development. Landlord shall have the right to remove any sign or signs in order to paint the building or Leased Premises or to make any other repairs or alterations. All signs installed shall be kept in good condition and in proper operating order at all times. Tenant shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Leased Premises, or the removal or alteration of its signage. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Leased Premises shall conform at Tenant's expense in all respects to the criteria established by Landlord and any applicable governmental laws, ordinances, regulations, or other requirements. Use of the roof is reserved to the Landlord, provided such use does not unreasonably interfere with Tenant's occupancy.


                              ARTICLE 9. UTILITIES

     9.1. Landlord agrees to cause to be provided and maintained the necessary mains, conduits and other facilities necessary to supply normal water, gas (if applicable), electricity, and sewerage service to the Leased Premises. The cost of maintaining the above shall be as is stated in Article 20.

     9.2. Tenant shall promptly pay all charges for separately metered utilities furnished to the Leased Premises. In the event water is not separately metered to Tenant, Tenant agrees that it will not use water for uses other than normal domestic restroom and kitchen usage without Landlord's prior written consent. Tenant further agrees to reimburse Landlord for the entire amount of common water costs as additional rental if, in fact, Tenant uses water for uses other than normal domestic restroom and kitchen uses without first obtaining Landlord's written permission. If reasonably requested by Landlord, Tenant agrees in such event to install at its own expense, a submeter to determine Tenant's usage. Tenant further agrees to notify Landlord of any other sewer use ("Excess Sewer Use") and also agrees to reimburse Landlord for the costs and expenses related to Tenant's Excess Sewer Use, which shall include, but not limited to, the cost of acquiring additional sewer capacity to service Tenant's Leased Premises.

     9.3. Landlord shall not be liable for any interruption whatsoever in utility services not furnished by it, nor for interruptions in utility services furnished by it which are due to fire, accident, strike, acts of God, or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements.


                              ARTICLE 10. INSURANCE

     10.1 Landlord shall cause to be maintained upon all of the buildings situated within the Development, fire and extended coverage insurance and such other insurance as Landlord may deem appropriate. Tenant shall pay to Landlord, as additional rental upon demand, Tenant's Proportionate Share of the increased cost of all of such insurance, as is stated in Section 20.1

     10.2 Tenant shall obtain and maintain through the Lease Term the following policies of insurance:

     A. Fire and extended coverage insurance, with vandalism, malicious mischief and sprinkler leakage endorsements, covering the replacement costs of (i) all alterations, additions, partitions and improvements installed or placed on the Leased Premises by Tenant or by Landlord on behalf of Tenant, including existing leasehold improvements and (ii) all of Tenant's personal property located in and on the Leased Premises (including, but not limited to, the HVAC system and plate glass).

     B. Commercial general liability insurance against claims for bodily injury, death, sickness and property damage occurring in or about the Leased Premises, such insurance to afford protection of not less than $1,000,000.00 combined single limit per occurrence, subject to an aggregate limit of $1,000,000.00.

     C. Such other policy or policies of insurance as Landlord may reasonably require or as Landlord is then requiring from one or more other tenants of the Development.

Tenant shall deliver to Landlord, prior to the Commencement Date, certificates of such insurance and shall, at all times during the Lease Term, deliver to Landlord upon request, true and correct copies of said insurance policies. The policy described in clause (b) shall (i) name Landlord and Landlord's Agent as additional insured, (ii) provide that it will not be canceled or reduced in

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coverage, (iii) contain a loss payable clause designating Tenant and Landlord as loss payees as their respective interest may appear, (iv) insure performance of the indemnities of Tenant contain in Section 10.4 and elsewhere in this Lease,
(v) contain a replacement cost endorsement, Texas Standard Form 164, and (vi) be primary coverage; so that any insurance coverage obtained by Landlord shall be in excess thereto. Tenant shall deliver to Landlord certificates of renewal at least 30 days prior to the expiration date of each such policy and copies of new policies at least 30 days prior to terminating any such policies. All policies of insurance required to be obtained and maintained by Tenant shall be subject to the reasonable approval of Landlord as to terms coverage, deductibles and issuer.

     10.3 Landlord and Tenant hereby waive all claims, rights of recovery and causes of action that either party or any party claiming by, through or under such party may now or hereafter have by subrogation or otherwise against the other party or against any of the other party's officers, directors, shareholders, partners or employees for any loss or damage that may occur to the Development, the Leased Premises, Tenant's improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or by reason of any other cause except gross negligence or willful misconduct (thus including simple negligence of the parties hereto or their officers, directors, shareholders, partners or employees), that could have been insured against under the terms of
(a) in the case of Landlord, the standard fire and extended coverage insurance policies available in the state where the Development is located at the time of the casualty, and (b) in the case of Tenant, the fire and extended coverage insurance policy required to be obtained and maintained under Section 10.2; provided, however, that the waiver set forth in this Section 10.3 shall (y) be ineffective against any insurer of Landlord or Tenant to the extent that the waiver is prohibited by the laws or insurance regulations of the state in which the Development is located or would invalidate any insurance coverage of Landlord or Tenant, and (z) not apply to any deductibles on insurance policies carried by Landlord or to any coinsurance penalty which Landlord might sustain. Landlord and Tenant hereby agree to cause (if available) an endorsement to be issued to their respective insurance policies recognizing this waiver of subrogation.

     10.4 Tenant hereby assumes liability for, and agrees to defend, indemnify, protect and hold harmless Landlord, its successors, assigns, affiliates, directors, shareholders, partners, contractors, employees and agents (all of the prior parties individually and collectively, the "Landlord's Related Parties") from and against, all liabilities, obligations, fines, demands, judgments, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including court costs and reasonable attorneys' fees) of every kind or character (a) arising from any breach, violation or non-performance of any term, provision, covenant, agreement or condition on the part of Tenant hereunder (b) recovered from or asserted against any of the Landlord's Related Parties on account of injury or damage to person or property to the extent that any such damage or injury may be incident to, arise out of or be caused, either approximately or remotely, wholly or in part, by any act, omission, negligence or misconduct on the part of Tenant or any of its agents, servants, employees, contractors, or invitees or of any other person entering upon the Leased Premises under or with the express or implied invitation or permission of Tenant, (c) arising from or arising out of the occupancy or use by Tenant, its agents, servants, employees, contractors or invitees of the Leased Premises or arising any event, circumstance, or occurrence within the Leased Premises, howsoever caused, and/or (d) suffered by, recovered from or asserted against any of the Landlord's Related Patties by Tenant's employees, agents, servants, contractors or invitees. Such indemnification of any of the Landlord's Related Parties by Tenant shall be effective (i) unless such damage to property results from the gross negligence or willful misconduct of Landlord or any of its duly authorized agents or employees, (ii) unless such injury to person results from the negligence or willful misconduct by Landlord or any of its duly authorized agents or employees.

     10.5 Tenant covenants and agrees and in case any of the Landlord's Related Parties shall be made a party to any litigation commenced by or against Tenant with respect to which Tenant has agreed to indemnify the Landlord's Related Parties hereunder or relating to this Lease or to the Leased Premises, then Tenant shall and will pay all costs and expense, including reasonable fees and any court costs, incurred by or imposes upon any of the Landlord's Related Parties by virtue of any such litigation and the amount of all such costs and expense, including reasonable attorney's fees and court costs, shall be a demand obligation owing by Tenant to the Landlord's Related Parties.

     10.6 The provisions of Section 10.4 shall survive the expiration or termination of this Lease with respect of any claim or liability occurring prior to such expiration or termination. The indemnification provided by Section 10.4 is subject to the Landlord's waiver of recovery specified in Section 10.3, to the extent of Landlord's recovery of loss proceeds under policies of insurance described therein.


                  ARTICLE 11. NON-LIABILITY FOR CERTAIN DAMAGES

     11.1 Except as specifically provided herein, Landlord and Landlord's Related Parties shall have no responsibility or liability to Tenant, or to Tenant's officers, directors, shareholders, partners, employees, agents, contractors or invitees, and Tenant hereby waives and releases any claims against Landlord and Landlord's Related Parties for bodily injury, death, property damage, business interruption, loss of profits, loss of trade secrets or other direct or consequential damages occasioned by (a) the acts or omissions of any other tenant or such other tenant's officers, directors, shareholders, partners, employees, agents, contractors or other invitees within the Development, (b) force majeure, (c) vandalism, theft, burglary, robbery, rape, murder, assault and other criminal acts (other than those committed by Landlord and its employees), (d) water leakage, the backing up of drains or flooding, or
(e) the repair, replacement, maintenance, damage, destruction or relocation of the Leased Premises.

     11.2 Any and all security of any kind for Tenant, Tenant's agents, employees or invitees, the Leased Premises, or any personal property thereon (including, without limitation, any personal property of any sublessee) shall be the sole responsibility and obligation of Tenant, and shall be provided by Tenant at Tenant's sole cost and expense. Tenant acknowledges and agrees that the Landlord shall have no obligation or liability whatsoever with respect to the same. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, damage or other liability arising directly or indirectly from security measures or the absence thereof with respect to the Leased Premises and the Development. Tenant may, at Tenant's sole cost and expense, install alarm systems in the Leased Premises provided such installation complies with the provisions of Article 6 hereof. Removal of such alarm systems shall be Tenant's sole responsibility and, at Tenant's sole cost and expense, shall be completed prior to the Lease termination and all affected areas of the Leased Premises shall be repaired and/or restored in a good and workmanlike manner to the condition that existed prior to such installation. Notwithstanding the foregoing, Landlord may elect in Landlord's sole discretion, to contract for common security services, to whatever extent Landlord may deem appropriate, for the Development; provided, however Tenant acknowledges and agrees that Landlord shall in no event be obligated to provide any such services and the provision of such services shall not alter or modify Tenant's indemnification of Landlord or the obligation of Tenant to provide its own security as set forth herein. The cost of any security services contracted for by Landlord shall be treated as an Operating Cost pursuant to Article 20 hereof.


                         ARTICLE 12. DAMAGE BY CASUALTY

     12.1 Tenant shall give immediate notice to Landlord of any damage caused to the Leased Premises by fire or other casualty.

     12.2 If the Development or the Leased Premises are totally destroyed, or if the Development or the Leased Premises are partially destroyed but in Landlord's reasonable opinion, they cannot be restored to an economically viable and quality project, or if the insurance proceeds payable to Landlord as a result of any casualty are, in Landlord's reasonable opinion, inadequate to restore the portion remaining to an economically viable and quality office warehouse, Land lord may, at its election exercisable by the giving of notice to Tenant within sixty (60) days after the casualty, terminate this Lease as of the date of the casualty or the date Tenant is deprived of possession of the Leased Premises (whichever is later). If this Lease is not terminated as a result of a casualty, Landlord shall (subject to Section 12.4) restore the Leased Premises to substantially the condition in which the same existed prior to the casualty. During the period of restoration, Rent shall be abated to the extent that the Leased Premises are rendered untenable and, after the period of restoration, Rent shall be reduced in the proportion that the area of the Leased Premises remaining tenable after the casualty bears to the area of the Leased Premises just prior to the casualty. If any portion of Rent is abated under this Section, Landlord may elect to extend the expiration date of the Lease Term for the period of the abatement.

     12.3 Notwithstanding any provision to this Lease to the contrary, if the Leased Premises or the Development are damaged or destroyed as a result (i) vandalism, malicious mischief, burglary or theft, or (ii) of a casualty arising from the acts or omissions of Tenant, or any of Tenant's officers, directors, shareholders, partners, employees, contractors, agents, invitees or representatives, (a) Tenant's obligation to pay Rent and to perform its other obligations under this Lease shall not be abated, reduced or altered in any manner, (b) Landlord shall not be obligated to repair or restore the Leased Premises or the Development, and (c) Tenant shall be obligated, at Tenant's costs, to repair and restore the Leased Premises or the Development to the condition they were in just prior to the damage or destruction under the direction and supervision of, to the satisfaction of, Landlord.

     12.4 Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by mortgage or deed of trust covering the Development requires that the insurance proceeds be applied to such indebtedness, Landlord shall have the right to terminate this Lease by delivering notice of termination to Tenant within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     12.5 If the insurance policies maintained by Landlord with respect to the Development contain a deductible feature, then Tenant, in the event of a loss to the Leased Premises, shall pay to Landlord, Tenant's pro rata share thereof, based upon the amount of such deductible feature multiplied by a fraction, the numerator of which is the total number of square feet comprising the Leased Premises and the denominator of which is the aggregate number of square feet of the total floor area leased to all Tenants in the Development whose Premises have been damaged or destroyed by such casualty. Tenant's pro rata share of such deductible amount shall be payable to Landlord within ten (10) days of receipt from Landlord of a statement therefore and a payment thereof by Tenant shall be a condition precedent to Landlord's obligations to repair or restore the Leased Premises as provided above.


                            ARTICLE 13. CONDEMNATION

     13.1 If all of the Development is taken (as defined below), or if so much of the Development is taken that, in Landlord's opinion, the remainder cannot be restored to an economically viable and quality office warehouse, or if the award payable to Landlord as a result of any taking is in Landlord's opinion, inadequate to restore the remainder to an economically viable and quality office warehouse, Landlord may, at its election, exercisable by the giving of notice to Tenant within sixty (60) days after the date of the taking, terminate this Lease as of the date of the taking or the date Tenant is deprived of possession of the Leased Premises (whichever is later). As used herein, the terms "taken" or "taking" shall mean the actual constructive condemnation, or the actual constructive acquisition by or under threat of condemnation, eminent domain or similar proceeding to any public or quasi-public use under governmental law, ordinance or regulation, or by private purchase in lieu thereof. If this Lease is not terminated as a result of a taking, Landlord shall restore the Leased Premises remaining after the taking to substantially the condition to which the same existed prior to the taking. During the period of restoration, Rent shall be abated to the extent the Leased Premises are rendered untenable and, after the period of restoration, Rent shall be reduced in the proportionate of the area of the Leased Premises taken or otherwise rendered untenable bears to the area of the Leased Premises just prior to the taking. If any portion of Rent is abated under this Section, Landlord may elect to extend the expiration date of the Lease Term for the period of the abatement. All awards, proceeds, compensation or other payments from or with respect to any taking of the Development or any portion thereof shall belong to Landlord, Tenant. hereby assigning to Landlord all of its right, title, interest and claim to same, Tenant shall have the right to assert a separate claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded to Tenant for loss of business or good will, Tenant's moving and relocation expenses, and depreciation to and loss of Tenant's fixtures, improvements and moveable personal property, if a separate award for such items is made to Tenant.


                      ARTICLE 14. ASSIGNMENT AND SUBLETTING

     14.1 Tenant shall not assign this Lease nor sublet all or any part of the Leased Premises without prior written consent of Landlord; provided, however, if the proposed assignee would not compete in the use of the Leased Premises with any of the then existing tenants of the Development and is, in the reasonable opinion of Landlord, of equal or better financial condition to Tenant, Landlord shall not unreasonably withhold its consent to the assignment. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of this Section 14.1 shall be void. In the event of a permitted assignment, Landlord shall have the option, upon receipt from Tenant of written request for Landlord's consent to assignment to (i) cancel this Lease as of the date the requested assignment is to be effective, or (ii) consent to the assignment in which event Tenant shall, at all times, remain fully responsible and liable for the payment of Rent and for the compliance of all of its obligations under the terms, provisions and covenants of this Lease. If Landlord elects the option specified in (ii) above, all rentals due and payable by any assignee under any permitted assignment shall be retained by Tenant. The option granted to Landlord shall be exercised within fifteen (15) days following the Landlord's receipt of notice from Tenant by delivery to Tenant of notice of Landlord's election. In the event notice of Landlord's election is not given within the time period specified above, Landlord shall be deemed to have elected option (ii) above. U p on the occurrence of an Event of Default (as defined in Section 16.1 below), if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all Rent becoming due to the Tenant by reason of the assignment or subletting, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any sums collected directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. For purposes of this paragraph, a sale or transfer of more than 50% of the assets of Tenant shall be deemed to be an assignment, unless the transferee is a wholly owned subsidiary, parent or affiliate of Tenant.

     14.2 If this Lease is assigned to any person or entity pursuant to the provision of the Bankruptcy Code, 11 U.S.C. ss. 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

     14.3 Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     14.4 Landlord shall have the right to transfer, assign, sublet or encumber in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. In the event of the transfer and assignment by Landlord of its interest in this Lease and in the building containing the Leased Premises to a person expressly assuming the Landlord's obligations under this Lease, Landlord shall thereby be released from any further responsibility hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to Landlord to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest of Landlord; and, upon acknowledgment by such successor of receipt of such security and its express assumption of the obligation to account to Tenant for such security in accordance with the terms of this Lease, Landlord shall thereby be discharged of any further obligation relating thereto.


                   ARTICLE 15. PROPERTY TAXES AND ASSESSMENTS

     15.1 Subject to the provision of Section 15.2 below, Landlord agrees to pay before they become delinquent all real estate taxes and special assessments lawfully levied or assessed against the Leased Premises or any part thereof owned by Landlord; provided, however, Landlord may, at its sole cost and expense dispute and contest the same, and in such case, such disputed item need not be paid until finally adjudged to be valid. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the Development with the applicable taxing authority. Tenant agrees to pay Tenant's Proportionate Share of the costs of such consultant.

     15.2 Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Leased Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (a) Landlord pays the same, or (b) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, upon demand, Tenant shall pay to Landlord such taxes.

     15.3 If, at any time during the primary term of this Lease or any renewal or extension thereof, any special assessments should be made against the Development whether for street improvements or other purposes, each monthly installment of Rent required to be paid by Tenant to Landlord under the terms of this Lease shall be increased by a sum equal to the fraction (having a numerator of one and a denominator of the number of months the appropriate governmental agency levying such assessment permits Landlord to pay for same) of the amount of Tenant's Proportionate Share of such assessment, plus interest Landlord must pay thereon. Such increase shall become effective on the first day of the month following the month in which such assessment or expenditure is required to be paid by Landlord and shall continue until the expiration or earlier termination of the Lease Term and any renewals or extensions thereof, or until the expiration of that number of months (being the number of months the appropriate governmental agency levying such assessment permits Landlord to pay for same) after the first such increased Rent payment shall become due, whichever event shall first occur. If, at any time, during the primary term of this Lease or any renewal or extension thereof, any governmental agency or body requires a modification or change in the Leased Premises or any part thereof, Tenant shall pay to the Landlord, on demand, the total cost of such modification or change; provided, however, if any such modifications or change is required to be made to the entire Development, or a building or buildings therein, Tenant shall pay to Landlord, on demand, Tenant's Proportionate Share thereof. Should any governmental body or agency determine that the Tenant's use of the sanitary sewer system serving the Development causes the sewerage standards of the Development to exceed certain maximum permitted requirements promulgated by such governmental body or agency, which causes an increase in the sanitary sewer rates or charges applicable to the building or buildings within the Development, Tenant shall, at the option of the Landlord, be required to (a) pay the amount of such increased charges; or (b) install, at Tenant's sole cost and expense, a separate water meter and sanitary sewer line serving the Leased Premises.

                        ARTICLE 16. DEFAULTS AND REMEDIES

     16.1 The following events shall be deemed to be "Events of Default" by Tenant under this Lease:

     A. Tenant shall fail to pay any installment of Rent hereby reserved promptly when due.

     B. Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of Rent, and shall not begin and pursue with reasonable diligence the cure of such failure within fifteen (15) days after written notice thereof to Tenant; provided, however, after Landlord has given Tenant written notice pursuant to this clause on two (2) separate occasions with regard to the same or substantially similar Event of Default within one (1) calendar year, Landlord shall not be required to give Tenant any further notice under this clause.

     C. Tenant or the Lease Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

     D. Tenant or Lease Guarantor shall file a petition under any section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States of America or any State thereof; or Tenant or the Lease Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or such guarantor thereunder.

     E. A receiver or trustee shall be appointed for the Leased Premises or for all or substantially all of the assets of Tenant or the Lease Guarantor.

     F. Tenant shall fail to occupy, desert, abandon or vacate any substantial portion of the Leased Premises.

     G. Tenant shall do or permit to be done anything which creates a lien upon the Leased Premises, except were Tenant in good faith disputes the underlying charges, established an escrow for the disputed amount, and pursues with reasonable diligence the resolution of such claim and lien.

     16.2 Upon the occurrence of any such Event of Default, Landlord shall have the option to pursue any one or more of the following remedies in addition to all other rights, remedies and recourses afforded Landlord hereunder or by law or equity, without any notice or demand whatsoever, except as may be specifically provided herein:

     A.   Terminate this Lease.

     B. Enter upon and take possession of the Leased Premises without terminating this Lease.

     C. Alter all locks and other security devices at the Leased Premises with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, Tenant hereby specifically waiving any state or federal law to the contrary.

     D. Enter upon the Leased Premises using whatever legal means available to Landlord, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, unless caused by the gross negligence or willful misconduct of Landlord;

     16.3 Upon any such Event of Default, Tenant shall immediately upon demand surrender the Leased Premises to Landlord, and if Tenant fails so to do, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying such Leased Premises or any part thereof using whatever legal means available to Landlord. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. Landlord may seek to restrain or enjoin any Event of Default or threatened Event of Default without the necessity of proving the inadequacy of any legal remedy or irreparable harm.

     16.4 If Landlord terminates this Lease, at Landlord's option, Tenant shall be liable for and shall pay to Landlord, the sum of all Rent and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to the present value (using the current "prime" interest rate of Texas Commerce Bank, N.A., or should such financial institution no longer exist, a comparable financial institution) of the total Rent and other payments owed hereunder for the remaining portion of the Lease Term, calculated as if the Lease Term expired on the date set forth in Paragraph 1.1(F), less the then fair market rental of the Leased Premises for such period, which because of the difficulty of ascertaining such value, Landlord and Tenant stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75 %) of the total rental amount (including any and all amounts due as additional rental) set forth in Paragraph 1.1(I).

     16.5 If Landlord repossesses the Leased Premises without terminating the Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all Rent and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be p aid by Tenant to Landlord until the date of expiration of the Lease Term as stated in Paragraph 1.1(F), diminished by all amounts received by Landlord through reletting of the Leased Premises during such remaining term (but only to the extent of the Rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this Section 16.5 may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease Term.

     16.6 If Landlord repossesses the Leased Premises pursuant to the authority herein granted, then Landlord shall have the right to (i) keep in place and use, or (ii) remove and store, all of the furniture, fixtures and equipment at the Leased Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of such instrument.

     16.7 Upon termination of this Lease or upon termination of Tenant's right to possession of the Leased Premises, Landlord may, but shall not be obligated to, attempt to relet the Leased Premises. If Landlord does elect to relet, Landlord may relet such portion of the Leased Premises, for such period, to such tenant, and for such use and purpose as Landlord, in the exercise of its reasonable discretion, may choose. Tenant shall not be entitled to the excess of any rent obtained by reletting over the Rent herein reserved.

     16.8 The rights, remedies and recourses of Landlord for an Event of Default shall be cumulative and no right, remedy or recourse of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

     16.9 Provisions of this Lease may not be waived orally or impliedly, but only by the party entitled to the benefit of the provision evidencing the waiver in writing. Thus, neither the acceptance of Rent by Landlord following an Event of Default (whether known to Landlord or not), nor any other custom or practice followed in connection with this Lease, shall constitute a waiver by Landlord of such Event of Default or any other or future Event of Default. Further, the failure by Landlord to complain of any action or inaction by Tenant, or to assert that any action or inaction by Tenant constitutes (or would constitute, with the giving of notice and the passage of time) an Event of Default, regardless of how long such failure continues, shall not extinguish, waive or in any way diminish the rights, remedies and recourses of Landlord with respect to such action or inaction. No waiver by Landlord of any provision of this Lease or of any breach by Tenant of any obligation of Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision hereof. Landlord's consent to any act by Tenant requiring Landlord's consent shall not be deemed to render unnecessary the obtaining of Landlord's consent to any subsequent act of Tenant. No act or omission by Landlord (other than Landlord's execution of a document acknowledging such surrender) or Landlord's agents, including the delivery of the keys to the Leased Premises, shall constitute an acceptance of a surrender of the Leased Premises.

     16.10. Upon any Event of Default, Tenant shall also pay to Landlord all reasonable costs and expenses incurred by Landlord, including court costs and expenses incurred by Landlord, in (a) retaking or otherwise obtaining possession of the Leased Premises, (b) removing and storing Tenant's or any other occupant's property, (c) repairing, restoring, or otherwise putting the Leased Premises into as good a condition as that in which it was originally delivered to Tenant, (d) reletting all or any part of the Leased Premises, (e) paying or performing the underlying obligation which Tenant failed to pay or perform, and
(f) enforcing any of Landlord's rights, remedies or recourses arising as a consequence of the Event of Default.

     16.11. Landlord shall be in default hereunder only if Landlord has failed, within thirty (30) days from the receipt by Landlord of notice from Tenant of any alleged default by Landlord, to begin and pursue with reasonable diligence the cure of any alleged default of Landlord hereunder. Unless or until Landlord fails to commence cure any default after the receipt of such notice and the passage of such time, Tenant shall not have any remedy or cause of action by reason thereof. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages or a suit for specific performance (Tenant hereby waiving the benefit of any laws granting Tenant a lien upon the property of Landlord and/or upon Rent due to Landlord or the right to terminate this Lease). Landlord's obligations hereunder shall be construed as covenants, not conditions.

     16.12. If Landlord defaults under this Lease and, as a consequence of the default, Tenant recovers a money judgment against Landlord and/or any of the Landlord Related Parties, the judgment shall be satisfied only out of, and Tenant hereby agrees to look solely to, the interest of Landlord and/or any of the Landlord Related Parties in the Development as the same may then be encumbered, and neither Landlord nor any Landlord Related Parties shall otherwise be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than their interest in the Development. Under no circumstances whatsoever shall Landlord or any Landlord Related Part y ever be liable hereunder in any capacity for consequential damages or special damages. This Section shall not limit any right of Tenant to obtain specific performances of Landlord's obligations hereunder.


                           ARTICLE 17. LANDLORD'S LIEN

     17.1 In addition to the statutory landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payments of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Leased Premises, and all proceeds therefrom and such property shall not be removed from the Leased Premises without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Leased Premises, without liability for trespass or conversion, an d sell the same at private or public sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made. Unless otherwise required by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice to Tenant of a private or public sale shall be met if such notice is given in the manner prescribed in
Article 21 of this Lease at least ten (10) days before the time of sale, Tenant agreeing that such notice affords Tenant sufficient opportunity prior to sale to obtain a hearing if desired by Tenant. Any public sale made under this Article 17 shall be deemed to have been conducted in a commercially reasonable manner if held in the Leased Premises or where the property is located, after the time, place and method of sale and a general description of the type of property to be sold have been advertised in a daily newspaper published in Harris County, Texas, for five (5) consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale, and unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this Article 17, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this
Article 17. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. The statutory lien for Rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     17.2 Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. Tenant hereby appoints Landlord its agent and attorney-in-fact for purposes of filing UCC-1 statements in the appropriate governmental offices to evidence the liens herein granted.


                     ARTICLE 18. SURRENDER AND HOLDING OVER

     18.1 Upon the expiration or termination of the Lease Term for whatever cause, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately, quietly and peaceably surrender to Landlord possession of the Leased Premises in "broom clean" and good order, condition and repair, except only for ordinary wear and tear, damage by casualty not covered by Section 6.4 and repairs to be made by Landlord pursuant to Section 6.1. If Tenant fails to surrender possession as herein required, Landlord may initiate any and all legal action as Landlord may elect to dispossess Tenant and all of its property, and all persons or firms claiming by, through or under Tenant and all of their property, from the Leased Premises, and may remove from the Leased Premises and store (without any liability for loss, theft, damage or destruction thereto) any such property at Tenant's cost and expense. For so long as Tenant remains in possession of the Leased Premises after such expiration, termination or exercise by Landlord of its re-entry right, Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all of the obligations of Tenant under this Lease, except that the daily Rent shall be twice the per day Rent in effect immediately prior to such expiration, termination or exercise by Landlord. No such holding over shall extend the Lease Term. If Tenant fails to surrender possession of the Leased Premises in the condition herein required, Landlord may, at Tenant's expense, restore the Leased Premises to such condition.

     18.2 Tenant shall be liable to Landlord for all loss or damage on account of any such holding over against Landlord's will after the termination of this Lease, whether such loss or damage may be contemplated at this time or not.

               ARTICLE 19. SUBORDINATION, ATTORNMENT AND ESTOPPEL

     19.1 Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien presently existing or hereafter placed upon the Leased Premises or upon the Development as a whole, and to any renewals and extensions thereof; but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocable vested with full power and authority, if it so elects at any time, to subordinate this Lease to any mortgage, deed of trust, or other lien hereafter placed upon the Leased Premises or upon the Development as a whole. Tenant agrees, upon demand to execute such further instruments subordinating this Lease as Landlord may reasonably request, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagee, and that the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease. In the event that Tenant should fail to execute any such instrument promptly as reasonably requested, Tenant hereby irrevocably constitutes Landlord its attorney-in-fact to execute such instrument in Tenant's name, place and stead.

     19.2 Upon the written request of any person or party succeeding to the interest of Landlord under this Lease, Tenant shall automatically become the tenant of and attorn to such successor in interest without any change in any of the terms of this Lease. No successor in interest shall be (a) bound by any payment of rent for more than one month in advance, except payments of security for the performance by Tenant of Tenant's obligations under this Lease, (b) subject to any offset, defense or damages arising out of a default or any obligations of any preceding Landlord, or (c) bound by any amendment of this Lease entered into after Tenant has been given notice of the name and address of Landlord's mortgagee and without the written consent of Landlord's mortgagee or such successor in interest. The subordination, attornment and mortgage protection clauses of this Section 19 shall be self-operative and no further instruments of subordination, attornment or mortgagee protection need be required by any mortgagee or successor in interest thereto. Nevertheless, upon the written request therefor and without any compensation or consideration being payable to Tenant, Tenant agrees to execute, have acknowledged and deliver such instruments as may be reasonably requested to confirm the same.

     19.3 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to the Landlord, an Estoppel Certificate , certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified) and further stating the dates to which rent and other charges payable under this Lease have been paid. Tenant shall agree to sign the Estoppel Certificate, within three (3) business days of same being presented by Landlord


                     ARTICLE 20. OPERATING COSTS AND C.A.M.

     20.1 In the event the Operating Costs (as defined below) of Landlord upon the building and/or Development of which the Leased Premises are a part shall, in any calendar year during the term of this Lease, exceed the amount stated in
Section 1.1 (I), Tenant agrees to pay to

Landlord as additional rental, upon demand, Tenant's Proportionate Share of any such excess Operating Costs. In the year in which this Lease terminates, Landlord, in lieu of waiting until the close of the calendar year in order to determine any excess Operating Costs, has the option to charge Tenant for Tenant's Proportionate Share of the Operating Costs based upon the previous year's excess Operating Costs, if any. In order to calculate the Operating Cost, Landlord and Tenant agree as follows:

     A. The term "Operating Costs" as used above includes all expenses incurred by Landlord with respect to the ownership, maintenance and operation of the building and/or Development of which the Leased Premises are a part, including, but not limited to, maintenance and repair costs, management fees, wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the building and/or Development, amounts paid to contractors and subcontractors for work or services performed in connection with the operation and maintenance and repair of the building and/or Development, all services, supplies, repairs, replacements or other expenses for maintaining and operating the building and/or Development. Operating Costs also includes all real property taxes, assessments (whether general or special) and governmental charges of any kind and nature whatsoever including assessments due to deed restrictions and/or owner's associations, which accrue against the building and/or Development of which the Leased Premises are a part during the term of this Lease as well as all insurance premiums Landlord is required to pay or deems necessary to pay, including without limitation public liability insurance and fire and extended coverage insurance with respect to the building and/or Development. Operating Costs does not include any capital costs for roof or parking lot replacement, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty to the extent of net insurance proceeds received by Landlord with respect thereto, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, nor depreciation allowance or expense.

     B. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings in the Development, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes ----- hereof.

     C. Any payment to be made pursuant to this Section 20.1 with respect to the calendar year in which this Lease commences or terminates shall be prorated.

     20.2 Tenant agrees to pay Landlord, as additional rental, Tenant's Proportionate Share of the Common Area Maintenance (C.A.M.) expenses for the Development in monthly installments. The estimated C.A.M. charges at the time of the execution of this Lease is stated in Section 1.1 (I). Future C.A.M. charges will be based on actual expenses, but in no event shall the C.A.M. charges be less than the amount stated in Section 1.1 (I). C.A.M. charges include, but are not limited to, landscaping, water, sewer, common area lighting, window cleaning, termite/pest control, trash and snow removal, security, common area parking costs, and other expenses incurred with respect to repair, replacement, maintenance and operation of the Development.

     20.3 Unless and until Landlord delivers to Tenant a revision of the estimated additional rental, Tenant shall pay to Landlord, coincident with the Tenant's payment of Rent, an amount equal to the estimated additional rental for the remainder of such year divided by the number of months remaining in such year. From time to time during any year, Landlord may re-estimate the additional rental to be due by Tenant for that year and deliver a copy of the estimate to Tenant. Thereafter, the monthly installments of additional rental payable by Tenant shall be proportionately adjusted in accordance with the estimation so that, by the end of the year, Tenant shall have paid all of the additional rental as estimated by Landlord.

     20.4 After the conclusion of each year during the Lease Term, and after termination or expiration of the Lease Term, Landlord shall deliver to Tenant a statement of actual additional rental due by Tenant for the year (or, with respect to termination or expiration, the portion of the year) just ended. Within thirty (30) days thereafter, Tenant shall pay to Landlord, the difference between the actual additional rental due for such year and the estimated additional rental paid by Tenant during such year. Tenant shall have the right to review, at Tenant's expense and after giving twenty (20) days prior notice to Landlord, Landlord's records relating to Operating Costs or C.A.M. charges for any periods within two (2) years prior to the review; provided, however, no review shall extend to periods of time preceding the Commencement Date.


                               ARTICLE 21. NOTICES

     21.1 All notices and other communications given pursuant to this Lease shall be in writing and shall either be mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, and addressed as set forth in this Section 21.1, or delivered in person to the intended addressee, or sent by facsimile or telecopy followed by a confirmatory letter. Notice mailed shall become effective three (3) business days after deposit. Notice given in any other manner, shall be effective only upon receipt. For the purposes of notice, the address of (a) Landlord shall be at the Landlord's Agent's address specified in Section 1.1(B), and (b) Tenant shall be the address recited in Section 1.1(C). Each party shall have the continuing right to change its address for notice hereunder by the giving of 15 days' prior notice to the other party in accordance with this Section 21.1.

     21.2 If and when included within the term "Landlord", as used in this Lease, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord. If and when included within the term "Tenant", as used in this Lease, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices and payments given in accordance with the provisions of this Article 21 to the same effect as if each had received such notice or payment.


                            ARTICLE 22. MISCELLANEOUS

     22.1 Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto. It expressly understood and agreed a neither the method of computation of rent, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     22.2 The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

     22.3 Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, neither shall be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant.

     22.4 All obligations of Landlord and Tenant under the terms of this Lease shall be payable in Houston, Harris County, Texas and performable in the County in which the Leased Premises is located. The laws of the State of Texas shall govern the interpretation, validity, performance, and enforcement of this Lease.

     22.5 Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed on the part of the Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Leased Premises.

     22.6 Words of any gender used in this Lease shall be held and construed to include any gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     22.7 This Lease, together with the attached exhibits, contains the entire agreement between the parties, and supersedes any prior understandings or written or oral agreements between the parties. No amendment, modification or alteration of this Lease shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

     22.8 Time is of the essence with respect to each date or time specified in this Lease by which an event is to occur.

     22.9 The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest, legal representatives and assigns, except as otherwise herein expressly provided or limited. All rights, powers, privileges, immunities and duties of Landlord under this Lease, including but not limited to any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's Agent or attorney.

     22.10. In the event that Landlord shall make any expenditures for which Tenant is responsible or which Tenant should make, then the amount thereof may at the Landlord's election, be added to and be deemed a part of the installment of rent next falling due.

     22.11. All parking within the Development shall be common unless Landlord, in its sole election, designates parking for the Development in order to improve the peaceable enjoyment by all Tenants of their respective premises. In the event of such election by Landlord, Tenant agrees that all its employees and invitees shall use only those parking areas designated by Landlord for Tenant's use.

     22.12. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

     22.13. The obligations of Tenant to pay Rent and to perform the other undertakings of Tenant hereunder constitute independent unconditional obligations to be performed at the times specified hereunder, regardless of any breach or default by Landlord hereunder. Tenant shall have no right, and Tenant hereby waives and relinquishes all rights which Tenant might otherwise have, to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord by Tenant.

     22.14. If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental. sales, and use taxes or other similar taxes, if any, levied or imposed by any City, State, County or other governmental body having authority, such payments to be in addition to all other payments by Tenant under the terms of this Lease. Any such payments shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

     22.15. Except as designated in Section 1.1(M), Tenant hereby warrants and represents to Landlord that it has not incurred or authorized any brokerage commission, finder's fees or similar payments in connection with this Lease, and agrees to defend, indemnify and hold Landlord harmless from and against any claim for brokerage commission, finder's fees or similar payment arising by virtue of authorization of Tenant, or any affiliate of Tenant, in connection with this Lease.

     22.16. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the lesser of the maximum rate allowed by law, or eighteen percent (18%) per annum, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default in payment.

     22.17. As used in this Lease, the symbol "$" shall mean United States dollars, the lawful currency of the United States.

     22.18. The person executing this Lease on behalf of Tenant personally warrants and represents to Landlord that (a) if Tenant is duly organized, legally existing, and in good standing in the state Texas; (b) Tenant has full right and authority to execute, deliver and perform this Lease; (c) the person executing this Lease on behalf of Tenant was authorized to do so; and, (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant.

     22.19. Neither this Lease (including any Exhibit hereto) nor any memorandum hereof shall be recorded without the prior written consent of Landlord.

     22.20. All Exhibits and written addenda hereto are incorporated herein for any and all purposes.

     22.21. This Lease may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

     22.22. OTHER CONDITIONS:

     A.   Landlord to make the following improvements to the space.

          1.   Paint office area and replace all damaged ceiling tiles.

          2. Install carpet, base in the office area and vinyl flooring in restrooms and break area. The workroom shall remain a concrete floor.

          3.   Service overhead doors.

          4. Install a 10' wide overhead door on the South wall of the Lease Premises.

          5. Service and warrant for ninety (90) days from Tenant's occupancy HVAC, electrical and plumbing.

     B.   Tenant shall be allowed to occupy the Leased Premises by July 1, 1998.


                                          LANDLORD:


DATE:    6/3/98                           Investors Equity Fund, Inc.
      --------------                      --------------------------------------


                                          By: /s/ Don Eastveld
                                              ----------------------------------
                                          Name: Don Eastveld
                                                --------------------------------
                                          Title: Vice President
                                                --------------------------------

                                          TENANT:

DATE:    5/27/98                          Amorphous Technologies International
      --------------                      --------------------------------------


                                          By: /s/ James Kang
                                              ----------------------------------
                                          Name: James Kang
                                                --------------------------------
                                          Title:
                                                --------------------------------